                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 2, 2003

                         Aero Systems Engineering, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-7390                   41-0913117
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


358 E. Fillmore Avenue, St. Paul, Minnesota                          55107
--------------------------------------------------------------------------------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:      (651) 227-7515

                                Not applicable.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item Number                                                 Page
-----------                                                 ----
Item 5. Other Events.                                         3

Item 7. Exhibits.                                             3


Signatures.                                                   3

Exhibits Index.                                               4

           (The remainder of this page was intentionally left blank.)

ITEM 5. OTHER EVENTS.

On December 2, 2003, Aero Systems Engineering, Inc. issued a press release announcing the decision of its Board of Directors to pursue a plan to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. A copy of the press release is filed as an exhibit to this current report on Form 8-K and is incorporated herein by reference


ITEM 7. EXHIBITS.

         99.1     Press release dated December 2, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 2, 2003          Aero Systems Engineering, Inc.


                                 By: /s/ Charles H. Loux
                                     -------------------------------------
                                     Charles H. Loux
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------            ------------------------------------
99.1                      Press Release Dated December 2, 2003